UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2023, Safe & Green Holdings Corp. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware that increased the number of the Company’s authorized shares of common stock, $0.01 par value per share, from 25,000,000 shares to 75,000,000 shares. As previously disclosed, this Certificate of Amendment was approved by the Company’s stockholders at the Company’s 2023 Special Meeting.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Company currently plans to hold its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) on November 30, 2023. Shareholders of record at the close of business on October 9, 2023 will be entitled to vote at the 2023 Annual Meeting. The time and location of the 2023 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting to be filed with the Securities and Exchange Commission.

Because the scheduled date of the 2023 Annual Meeting is more than 30 days after the anniversary of the Company’s 2022 Annual Meeting of Stockholders, prior disclosed deadlines regarding the submission of stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the 2023 Annual Meeting are no longer applicable. The Company is hereby providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2023 Annual Meeting. In order for a stockholder proposal, submitted pursuant to Rule 14a-8, to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the 2023 Annual Meeting, such proposal must be received by the Company by October 27, 2023. The Company has determined that October 27, 2023, which is 10 days after the filing of this Current Report on Form 8-K, is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to submit a proposal for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company no later than October 27, 2023. The public announcement of an adjournment or postponement of the date of the 2023 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by October 27, 2023, which is 10 days after the filing of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Amendment filed with the Secretary of State of Delaware

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: October 17, 2023	By:	/s/ Patricia Kaelin
		Name:	Patricia Kaelin
		Title:	Chief Financial Officer

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